SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)     January 8, 2001
                                                         -----------------------



                           BIOGAN INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its Charter)


           Delaware                      0-31479                58-1832055
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



                     7213 Potomac Drive, Boise, Idaho 83704
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code            (208) 376-8500
                                                  ------------------------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On January 8, 2001, Biogan International, Inc. (the "Company") received a letter from the Nasdaq Stock Market, Inc. ("Nasdaq") informing the Company that a Hearing Panel designated by the NASD Board of Governors has determined to delete all quotations of the Company's securities from the Nasdaq OTC Bulletin Board at the opening of business on January 9, 2001.







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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 9, 2001                BIOGAN INTERNATIONAL, INC.


                                      By: /s/ GILLES LAVERDIERE
                                         ---------------------------------------
                                         Gilles LaVerdiere, Chief Executive
                                         Officer and President

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